Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 21, 2005, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Classic Values Fund (“Fund”) of Smith Barney Investment Trust as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

March 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our reports dated January 21, 2005, on the statements of assets and liabilities, including the schedules of investments, of Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund (“Funds”) of Smith Barney Investment Trust as of November 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Report of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

March 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 21, 2005, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund (“Fund”) of Smith Barney Investment Trust as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

March 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 21, 2005, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Core Fund (“Fund”) of Smith Barney Investment Trust as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

March 23, 2005